UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2008


                            Plethora Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-152551                26-1754034
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

204 West Spear Street, Carson City, Nevada                          89703
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (702)727-1033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Effective September 11, 2008, Artur Etezov resigned as secretary of the Company. As such, we have appointed Aleksey Gusev as secretary to the Company.

From September 2002 to June 2007 Aleksey Gusev was a full time student at Saint-Petersburg State Polytechnic University and graduated with a Bachelor Degree in Information Technology. Since that time, Mr. Gusev has been self-employed in the field of Internet and computer technologies.

Mr. Aleksey Gusev replaces Mr. Artur Etezov, who has resigned as secretary but remains a director of the Company.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2008                Plethora Resources, Inc.


                                        By: /s/ Artur Etezov
                                           ---------------------------------
                                           Artur Etezov, Director